Exhibit 10.1

AMENDMENT NO. 2 TO
EMPLOYMENT AGREEMENT

This AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of October 2, 2015, by and between RAYMOND L. GELLEIN, JR. (the “Executive”) and STRATEGIC HOTELS & RESORTS, INC. (the “Company”).
WITNESSETH THAT:
WHEREAS, the Executive and the Company are parties to that certain Employment Agreement, effective as of November 2, 2012, as amended on October 10, 2014 (the “Employment Agreement”); and
WHEREAS, the parties desire to amend the Employment Agreement;
NOW THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:

1.	Performance of Services. Paragraph 1(a) of the Employment Agreement is amended by deleting “December 31, 2015” and inserting in lieu thereof “June 30, 2016.”

2.	Effect of Amendment. Unless expressly amended by this Amendment, all other provisions of the Employment Agreement shall remain in legal force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above stated, and to be effective upon such date.

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
Name:	Paula C. Maggio
Title:	Executive Vice President, General Counsel & Secretary

RAYMOND GELLEIN, JR.

/s/ Raymond L. Gellein, Jr.